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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                             SANMINA-SCI CORPORATION

                            OFFER FOR ALL OUTSTANDING
   10.375% SENIOR SECURED NOTES DUE JANUARY 15, 2010 AND ASSOCIATED GUARANTEES
                                 IN EXCHANGE FOR
  10.375% SENIOR SECURED NOTES DUE JANUARY 15, 2010 AND ASSOCIATED GUARANTEES,
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

              PURSUANT TO THE PROSPECTUS, DATED ____________, 2003

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 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
 _________________, 2003, UNLESS EXTENDED. TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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         This form or one substantially equivalent hereto must be used to accept the exchange offer of Sanmina-SCI Corporation, which we refer to as Sanmina-SCI in this notice, made pursuant to the prospectus, dated ____________, 2003, if certificates for the outstanding 10.375% Senior Secured Notes due January 15, 2010 of Sanmina-SCI and associated guarantees, which we collectively refer to as the original notes in this notice, are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Bank National Association, as exchange agent, prior to 5:00 p.m., New York City time, on ____________, 2003, unless extended, which we refer to as the expiration date in this notice. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the exchange agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender original notes pursuant to the exchange offer, a completed, signed and dated letter of transmittal for original notes held in certificated form (or a facsimile of the letter of transmittal) or an agent's message instead of a letter of transmittal for original notes held in book-entry form must also be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.
Capitalized terms not defined herein shall have the respective meanings ascribed to them in the prospectus.

                  The exchange agent for the exchange offer is:

                         U.S. BANK NATIONAL ASSOCIATION

    By Hand and Overnight Delivery or                 By Facsimile (for eligible
             Certified Mail:                              institutions only):

               U.S. Bank                                   (213) 362-7357
        Corporate Trust Service
         180 East Fifth Street                          To Confirm by Telephone
          St. Paul, MN 55101
       Attn: Specialized Finance                           (213) 362-7338
        Sanmina-SCI Corporation
10.375% Senior Secured Notes due January
               15, 2010

         DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This notice is not to be used to guarantee signatures. If a signature on a letter of transmittal is required to be guaranteed by a "Medallion Signature Guarantor" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the letter of transmittal.

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Ladies and Gentlemen:

         The undersigned hereby tenders to Sanmina-SCI, upon the terms and subject to the conditions set forth in the prospectus and the related letter of transmittal, receipt of each of which the undersigned hereby acknowledges, the aggregate principal amount of original notes set forth below, pursuant to the guaranteed delivery procedures described in the letter of transmittal and under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the prospectus.

________________________________________________________________________________
Aggregate principal amount of original notes tendered (must be in integral multiples of $1,000)

________________________________________________________________________________
Name(s) of holders

________________________________________________________________________________
Name of eligible guarantor institution guaranteeing delivery

Provide the following information for original notes certificates to be delivered to the exchange agent:

________________________________________________________________________________
Certificate numbers for original notes tendered

Provide the following information for original notes to be tendered by book-entry delivery:

________________________________________________________________________________
Name of tendering institution

________________________________________________________________________________
DTC account number

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE

x_______________________________________________________________________________

x_______________________________________________________________________________
Signature(s) of owners or                                                   Date
authorized signatory

________________________________________________________________________________
                         Area code and telephone number

Must be signed by the holder(s) of the original notes being tendered as the name(s) appear(s) on the certificates evidencing such original notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. Please print name(s) and address(es).

________________________________________________________________________________

________________________________________________________________________________
Name(s):

________________________________________________________________________________
Capacity:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Address(es):

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                                    GUARANTEE

                    (not to be used for signature guarantees)

         The undersigned, a firm or other entity identified in Rule l7Ad-15 under the United States Securities Exchange Act of 1934, as amended, as an "Eligible Guarantor Institution," which definition includes: (i) banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act); (ii) brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Act; (iii) credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act); (iv) national securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Act; and (v) savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act), hereby guarantees to deliver to the exchange agent, within three New York Stock Exchange trading days after the date of execution of this notice, the original notes tendered hereby, either: (a) by book-entry transfer, to the account of the exchange agent at DTC, pursuant to the procedures for book-entry delivery set forth in the prospectus, together with an agent's message, with any required signature guarantees, and any other required documents, or (b) by delivering certificates representing the original notes tendered hereby, together with the properly completed, dated and duly executed letter of transmittal (or a manually signed facsimile of the letter of transmittal), with any required signature guarantees, and any other required documents.

         The undersigned acknowledges that it must deliver the original notes tendered hereby, either (i) in the case of original notes held in book-entry form, by book-entry transfer into the account of the exchange agent at DTC, together with an agent's message, and any required signature guarantees and other required documents, or (ii) in the case of original notes held in certificated form, by delivering to the exchange agent certificates representing the original notes tendered hereby, together with the letter of transmittal (or a manually signed facsimile copy of the letter of transmittal), and any required signature guarantees and other required documents, in either case, within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                             (Please Type or Print)

______________________________________   ______________________________________
(Firm Name)                              (Authorized Signature)

______________________________________   ______________________________________
                                         (Print or Type Name of Signatory)

______________________________________
(Firm Address)                           ______________________________________
                                         (Title)

______________________________________   ______________________________________
(Area Code and Telephone Number and      (Date)
Fax Number)

DO NOT SEND PHYSICAL CERTIFICATES REPRESENTING ORIGINAL NOTES WITH THIS NOTICE. SUCH PHYSICAL CERTIFICATES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND EXECUTED LETTER OF TRANSMITTAL.